SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 13, 2000

                          POINTE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

             FLORIDA                      0-24433                 65-0451402
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)


         21845 Powerline Road
               Boca Raton, FL                                    33433
(Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code: (561)368-6300

                                (NOT APPLICABLE)
          (Former name of former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

At Pointe Financial Annual Shareholders meeting held on April 28, 2000, the Company received a positive vote to amend the 1998 Directors Deferred Compensation Plan. The approval of the amendment increased the number of authorized shares thereunder from 22,500 to 122,500. The effective date of the increase was April 28, 2000.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                POINTE FINANCIAL CORPORATION

                                By: /s/ Bradley R. Meredith
                                    -------------------------------------------
                                    Bradley R. Meredith
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

Dated:     July 13, 2000